SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) March 10, 2000
                                                          --------------

                               NOVOSTE CORPORATION
             (Exact name of registrant as specified in its charter)

               Florida                      0-20727            59-2787476
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       (State or other jurisdiction       (Commission        (IRS Employer
             of incorporation)            File Number)       Identification)

                  3890 Steve Reynolds Blvd., Norcross, GA    30093
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               (Address of principal executive offices)   (Zip Code)

        Registrant's telephone number, including area code (770) 717-0904
                                                           --------------

          (Former name or former address, if changed since last report)

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Item 5. Other Events

      On March 10, 2000, Novoste Corporation (the "Registrant") issued a press release announcing that David N. Gill has resigned as the Registrant's Chief Operating Officer and Chief Financial Officer. A copy of the press release is attached as Exhibit 99.1 and incorporated by reference herein.

      On March 12, 2000, the Registrant issued a press release announcing the results of the START trial which shows that beta radiation reduces the risk of repeat blockage and additional treatment for patients suffering from clogged stents, when compared to patients treated with placebo. A copy of the press release is attached as Exhibit 99.2 and incorporated by reference herein.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

      (c)   Exhibit 99.1 - Press Release dated March 10, 2000.
            Exhibit 99.2 - Press Release dated March 12, 2000.

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 13, 2000


                                              NOVOSTE CORPORATION
                                              -------------------
                                                  (Registrant)

                                          By: /S/ WILLIAM A. HAWKINS
                                              ----------------------
                                              William A. Hawkins
                                              Chief Executive Officer